Supplement to Your Prospectus

Hartford Advisers HLS Fund

Effective June 29, 2012, the name of the Hartford Advisers HLS Fund will change to the Hartford Balanced HLS Fund.

This supplement should be retained with the Prospectus for future reference.

HV-7363